UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 22, 2019

Intrepid Potash, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34025	26-1501877
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

1001 17th Street, Suite 1050

Denver, Colorado  80202

(Address of principal executive offices, including zip code)

(303) 296-3006

(Registrant’s telephone number, including area code)

(Former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐                      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 210.14d-2(b))

☐                      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	IPI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Intrepid Potash, Inc. (“Intrepid,” “we,” “us,” or “our”) held its 2019 annual meeting of stockholders on May 22, 2019.  At the annual meeting, stockholders approved our Amended and Restated Equity Incentive Plan (the “Plan”).  Our Board of Directors (the “Board”) approved the Plan on March 22, 2019, subject to stockholder approval at the annual meeting.

The Plan is designed to provide long-term equity incentives to attract, retain, and motivate eligible employees, directors, and consultants and to align their interests with those of our stockholders.  The Plan is designed with the flexibility to award restricted stock, restricted stock units, performance awards, incentive stock options, non-qualified stock options, stock appreciation rights, cash-based awards, and other stock-based awards to eligible individuals.  The Plan includes the following changes as compared to its previous version:

•                  Authorizes an additional 7,000,000 shares of common stock for grant under the Plan, plus shares available for grant under the Plan as of May 22, 2019.

•                  Extends the term of the Plan by two years to May 22, 2029.

•                  Makes other minor administrative changes to the Plan.

A summary of the principal features of the Plan is included in our definitive proxy statement for our 2019 annual meeting of stockholders, as filed with the Securities and Exchange Commission on April 5, 2019, under the heading “Proposal 4—Approval of Amended and Restated Equity Incentive Plan.”  The description above is qualified in its entirety by reference to the full text of the EIP, a copy of which is filed as Exhibit 10.1 to this report and incorporated by reference into this Item 5.02.

Item 5.07                                           Submission of Matters to a Vote of Security Holders

We held our 2019 annual meeting of stockholders on May 22, 2019.  There were 131,047,442 shares of common stock outstanding and entitled to vote at the annual meeting. At the annual meeting, stockholders present in person or by proxy voted on the following matters:

1.              Stockholders elected two Class II directors to our Board of Directors to serve three-year terms expiring at our 2022 annual meeting of stockholders, based on the following votes:

	J. Landis Martin	Barth E. Whitham
For	85,495,206	93,746,323
Against	13,612,514	5,360,371
Abstain	56,835	57,861
Broker Non-Votes	23,070,300	23,070,300

2.              Stockholders ratified the appointment of KPMG LLP as our independent registered public accounting firm for 2019, based on the following votes:

For	121,516,321
Against	560,723
Abstain	157,811
Broker Non-Votes	N/A

3.              Stockholders approved, on an advisory basis, our executive compensation, based on the following votes:

For	74,180,300
Against	22,358,133
Abstain	2,626,122
Broker Non-Votes	23,070,300

4.              Stockholders approved our Amended and Restated Equity Incentive Plan, based on the following votes:

For	80,948,004
Against	18,067,314
Abstain	149,237
Broker Non-Votes	23,070,300

Item 9.01(d)                            Financial Statements and Exhibits

Exhibit No.	Description

10.1	Intrepid Potash, Inc. Amended and Restated Equity Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTREPID POTASH, INC.

Dated: May 24, 2019	By:	/s/ Margaret E. McCandless
Margaret E. McCandless
Vice President, General Counsel, and Secretary